UNITED STATES

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Washington, D.C. 20549

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Bio-Rad Laboratories, Inc.

1000 Alfred Nobel Drive
Hercules, California 94547

Notice of Annual Meeting of Stockholders

Monday, April 29, 2019

4:00 p.m. Pacific Daylight Time

1000 Alfred Nobel Drive, Hercules, California 94547

❯

TO THE STOCKHOLDERS OF BIO-RAD LABORATORIES, INC.:

The annual meeting of the stockholders of Bio-Rad Laboratories, Inc. will be held at our corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547 on Monday, April 29, 2019 at 4:00 p.m., Pacific Daylight Time, to consider and vote on:

1.

The election of two directors by the holders of outstanding Class A Common Stock and four directors by the holders of outstanding Class B Common Stock;

2.

A proposal to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2019; and

3.

Such other matters as may properly come before the meeting and at any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on February 28, 2019 as the record date for the determination of stockholders entitled to notice of and to vote at this annual meeting and at any adjournments or postponements thereof. Our stock transfer books will not be closed.

All stockholders are invited to attend the annual meeting in person, but those who are unable to do so are urged to execute and return promptly the enclosed proxy card(s) in the provided postage-paid envelope. Since the holders of a majority of the outstanding shares of each class of our common stock must be present or represented at the annual meeting to elect directors and the holders of a majority of our Voting Power must be present or represented at the annual meeting to conduct the other business matters referred to above, your promptness in returning the enclosed proxy card(s) will be greatly appreciated. Your proxy is revocable and will not affect your right to vote in person in the event you attend the meeting and revoke your proxy.

All stockholders who attend the annual meeting are invited to join us for a reception immediately following the meeting.

This proxy statement and the accompanying proxy card(s) are first being distributed to stockholders of record on or about April 4, 2019.

Hercules, California

April 4, 2019

By order of the Board of Directors BIO-RAD LABORATORIES, INC.

Timothy S. Ernst
Secretary

Important Notice Regarding the Internet Availability of Proxy Materials for our 2019 Annual Meeting of Stockholders to be held on April 29, 2019: The proxy statement and annual report of Bio-Rad Laboratories, Inc. are available at www.bio-radproxy.com.

Table of Contents

PROXY SUMMARY	4
PROXY STATEMENT	6
2019 ANNUAL MEETING	6
GENERAL INFORMATION ABOUT THE MEETING AND VOTING	6
ITEM 1. ELECTION OF DIRECTORS	8
DIRECTOR COMPENSATION	10
INFORMATION ABOUT THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	11
CONTROLLED COMPANY	11
INDEPENDENT DIRECTORS	11
COMMITTEES OF THE BOARD OF DIRECTORS	11
DIRECTOR QUALIFICATIONS	13
DIVERSITY	13
BOARD LEADERSHIP AND RISK OVERSIGHT	13
BOARD AND STOCKHOLDER MEETING ATTENDANCE	14
TRANSACTIONS WITH RELATED PERSONS	14
COMMUNICATIONS WITH THE BOARD OF DIRECTORS	14
CORPORATE GOVERNANCE DOCUMENTS	15
ITEM 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS	16
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	16
EXECUTIVE OFFICERS	18
PRINCIPAL AND MANAGEMENT STOCKHOLDERS	20
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	21
COMPENSATION COMMITTEE REPORT	21
COMPENSATION DISCUSSION AND ANALYSIS	22
COMPENSATION PROGRAM OBJECTIVES AND PHILOSOPHY	22
STOCKHOLDER SAY-ON-PAY VOTE	22
THE COMPONENTS OF OUR EXECUTIVE COMPENSATION PROGRAM	23
OUR PROCESS FOR SETTING EXECUTIVE COMPENSATION	23

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COMPENSATION TABLES	27
SUMMARY COMPENSATION TABLE	27
GRANTS OF PLAN-BASED AWARDS TABLE	28
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	29
OPTION EXERCISES AND STOCK VESTED TABLE	30
PENSION BENEFITS	30
NONQUALIFIED DEFERRED COMPENSATION PLANS	30
POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL	30
PAY RATIO DISCLOSURE	31
STOCKHOLDER PROPOSALS	32
OTHER MATTERS	32
ANNUAL REPORT	32

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Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.

Bio-Rad 2019 Annual Meeting of Stockholders

•

Date and Time: Monday, April 29, 2019 at 4 p.m. Pacific Daylight Time

•

Location: 1000 Alfred Nobel Drive, Hercules, California 94547

•

Record Date: February 28, 2019

Eligibility to Vote (page 6)

You can vote if you are a holder of our Class A Common Stock or Class B Common Stock at the close of business on February 28, 2019.

How to Cast Your Vote (page 7)

You can vote by any of the following methods:

•

Promptly completing, signing and returning your proxy card(s) by mail; or

•

In person, at the annual meeting.

If a bank, broker or other nominee is the record holder of your stock on February 28, 2019, you will be able to vote by following the instructions on the voting instruction form or notice that you receive from your bank, broker or other nominee.

Voting Matters (pages 8 and 16)

Item	Board Vote Recommendation	Page Reference (for more detail)
1. Election of Directors	FOR each Director Nominee	8
2. Ratification of Auditors	FOR	16

Board Nominees (page 8)

Name	Age	Director since	Occupation	Independent	Committee Memberships	Other Public Company Boards
Jeffrey L. Edwards	58	2017	Former EVP, Chief Financial Officer of Allergan, Inc.	Yes	– Audit – Compensation – Legal & Regulatory Compliance	FibroGen, Inc. Clearside Biomedical, Inc.
Gregory K. Hinckley	72	2017	Former President of Mentor Graphics Corporation	Yes	– Audit – Legal & Regulatory Compliance	SI-BONE, Inc.
Melinda Litherland	61	2017	Retired Partner, Deloitte & Touche LLP	Yes	– Audit – Compensation
Arnold A. Pinkston	60	2017	Chief Legal Officer and Corporate Secretary of CoreLogic, Inc.	Yes	– Legal & Regulatory Compliance
Alice N. Schwartz	92	1967	Co-Founder and Director of Bio-Rad	No
Norman Schwartz	69	1995	President, Chief Executive Officer and Chairman of the Board of Bio-Rad	No

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Auditors (page 16)

We are asking our stockholders to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Set forth below is summary information with respect to the aggregate fees billed for professional services rendered for the fiscal years ended December 31, 2018 and 2017 by KPMG LLP.

	2018	2017
Audit Fees	$10,074,000	$12,556,000
Audit-Related Fees	0	0
Tax Fees	6,300	0
All Other Fees	113,000	462,000

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Proxy Statement

2019 ANNUAL MEETING

Our Board of Directors is soliciting the enclosed proxy in connection with our 2019 annual meeting of stockholders (the “Annual Meeting”) to be held at our corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547 on Monday, April 29, 2019 at 4:00 p.m., Pacific Daylight Time, and at any adjournments or postponements thereof. Copies of this proxy statement and the accompanying notice and proxy card(s) are first being mailed on or about April 4, 2019 to all stockholders entitled to vote.

We refer to Bio-Rad Laboratories, Inc. in this proxy statement as “we,” “our,” the “Company” or “Bio-Rad”.

General Information About the Meeting and Voting

What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

•

The election of two directors by the holders of outstanding Class A Common Stock and four directors by the holders of outstanding Class B Common Stock;

•

A proposal to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2019; and

•

Such other matters as may properly come before the meeting and at any adjournments or postponements thereof.

What is included in the proxy materials?

The proxy materials include:

•

Our proxy statement for the Annual Meeting;

•

Our 2018 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018; and

•

Proxy card(s) for the Annual Meeting.

What shares can I vote?

Our securities entitled to vote at the meeting consist of Class A Common Stock and Class B Common Stock (collectively, “Common Stock”). As of the close of business on February 28, 2019 (the “Record Date”), we had 24,707,868 shares of Class A Common Stock and 5,092,404 shares of Class B Common Stock issued and outstanding.

How many votes am I entitled to per share?

For all matters where the holders of Class A Common Stock and Class B Common Stock vote together as a class, each share of Class A Common Stock is entitled to one-tenth of a vote and each share of Class B Common Stock is entitled to one vote. For all matters where the holders of Class A Common Stock and Class B Common Stock vote separately, including the election of directors, each share of Class A Common Stock and each share of Class B Common Stock is entitled to one vote. The sum of one-tenth the number of outstanding shares of Class A Common Stock and the number of outstanding shares of Class B Common Stock constitutes our “Voting Power.”

What constitutes a quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of our Voting Power, as defined above, will constitute a quorum for the transaction of business; provided, however, that the election of the Class A and Class B directors shall require the presence, in person or by proxy, of the holders of a majority of the outstanding shares of each respective class.

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How many votes are needed to approve each item of business?

Six directors are to be elected at the meeting. The holders of Class A Common Stock, voting as a separate class, are entitled to elect two directors. The holders of Class B Common Stock, also voting as a separate class, are entitled to elect the other four directors. Our stockholders do not have any right to vote cumulatively in any election of directors. Directors elected by each class shall be elected by a majority of the votes cast in the respective class.

The proposal to ratify the appointment of our independent auditors must receive the affirmative vote of a majority of our Voting Power present in person or represented by proxy at the meeting and entitled to vote on each such matter in order for each such item to be approved.

What effect do broker non-votes and abstentions have on the items of business?

The term “broker non-votes” refers to shares held by a brokerage firm or other nominee (for the benefit of its client) that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote by the beneficial holder on a particular proposal and does not have discretionary authority to vote on that proposal. Brokers and nominees do not have discretionary voting authority on certain non-routine matters, including the election of directors, and accordingly, may not vote on such matters absent instructions from the beneficial holder. Broker non-votes will not be counted in determining the number of votes cast on these non-routine matters. Brokers have discretionary authority to vote on the ratification of the Company’s independent auditors.

For purposes of determining the presence of a quorum, broker non-votes, as well as abstentions, will be counted as shares that are present and entitled to vote. With respect to the election of directors, broker non-votes and abstentions will not affect the outcome of a director’s election. With respect to the proposal to ratify the appointment of our independent auditors, there will be no broker non-votes in connection with this proposal because brokers have discretionary authority to vote on the ratification of the Company’s independent auditors, and abstentions will have the same effect as a vote against this proposal.

How do I vote?

If you are the record holder of your stock as of the Record Date, you may submit a proxy by executing and returning the enclosed proxy card(s) in the provided postage-paid envelope. You may also attend the Annual Meeting and vote in person.

If a bank, broker or other nominee is the record holder of your stock on the Record Date, you will be able to vote by following the instructions on the voting instruction form or notice that you receive from your bank, broker or other nominee.

What happens if I do not provide instructions on how to vote or if other matters are presented for determination at the Annual Meeting?

Shares for which a properly executed proxy in the enclosed form is returned will be voted at the Annual Meeting in accordance with the directions on such proxy. If no voting instructions are indicated with respect to one or more of the proposals, the proxy will be voted in favor of those proposal(s), and to approve those other matters that may properly come before the Annual Meeting at the discretion of the person named in the proxy. The Board of Directors is not aware of any matters that might come before the meeting other than those mentioned in this proxy statement. If, however, any other matters properly come before the Annual Meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

May I change my vote?

Yes. Any proxy may be revoked by the record owner of the shares at any time prior to its exercise by filing with our Secretary a written revocation or duly executed proxy bearing a later date or by attending the meeting in person and announcing such revocation or voting in person at the meeting. Attendance at the Annual Meeting will not, by itself, constitute revocation of a proxy. For shares held through a broker, the directions received from the broker must be followed in order to revoke a proxy, change a vote or to vote at the Annual Meeting. In order for a stockholder whose shares are held through a broker to vote such shares in person at the Annual Meeting, a valid proxy from the broker authorizing such stockholder to vote the shares at the Annual Meeting will be required.

What rights do I have if I dissent on an item of business?

There are no statutory or contractual rights of appraisal or similar remedies available to those stockholders who dissent from any matter to be acted upon at the meeting.

Who will bear the cost of soliciting votes for the Annual Meeting?

We will pay the cost of this proxy solicitation. In addition to solicitation by use of the mails, proxies may be solicited from our stockholders by our directors, officers and employees in person or by telephone, telegram or other means of communication. These directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries and for reimbursement of their reasonable expenses incurred in connection therewith.

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Item 1. Election of Directors

The Board of Directors recommends that you vote FOR the director nominees named below for the class or classes of Common Stock that you hold.

Our Board of Directors currently has six members. The term of each of our current directors expires as of the date of the annual meeting of stockholders or on election and qualification of his or her successor. All of our current directors are standing for re-election to our Board. At the Annual Meeting, the stockholders will elect six directors. The six persons nominated are: Jeffrey L. Edwards, Gregory K. Hinckley, Melinda Litherland, Arnold A. Pinkston, Alice N. Schwartz, and Norman Schwartz. The table below includes biographies for each nominee and an indication of the class of Common Stock for which the person is a director nominee. Norman Schwartz is the son of Alice N. Schwartz. No other family relationships exist among our current and nominated directors or executive officers.

The directors elected at this meeting will serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in the event that at the meeting or any adjournments or postponements thereof any nominee declines or is unable to serve, the persons named in the enclosed proxy will, in their discretion, vote the shares subject to such proxy for another person selected by the Board.

JEFFREY L. EDWARDS

Former EVP, Chief Financial Officer of Allergan, Inc.

Director Since: 2017

Age: 58

Class of Common Stock to Elect: Class B

Mr. Edwards retired from Allergan, Inc., a multi-specialty health care company, in February 2015 after nearly 22 years at Allergan. From September 2005 to August 2014, he served as Executive Vice President, Finance and Business Development, Chief Financial Officer at Allergan. From 2003 to 2005 he served as Allergan’s Corporate Vice President, Corporate Development and previously served as Senior Vice President, Treasury, Tax and Investor Relations. Prior to joining Allergan, Mr. Edwards was with Banque Paribas from 1992-1993 and Security Pacific National Bank from 1983-1992, where he held various senior-level positions in the credit and business development functions. Mr. Edwards currently serves on the Board of Directors and as Audit Committee chairman of FibroGen, Inc., a publicly traded biopharmaceutical company, and on the Board of Directors and the Compensation Committee of Clearside Biomedical, Inc., a publicly traded development stage pharmaceutical company. Mr. Edwards has over 25 years of public company experience. We believe that Mr. Edwards’ deep financial, capital allocation, and business development experience give him the qualifications and skills to serve as a director.

GREGORY L. HINCKLEY

Former President of Mentor Graphics Corporation

Director Since: 2017

Age: 72

Class of Common Stock to Elect: Class B

Mr. Hinckley retired from Mentor Graphics Corporation, a leader in computer automated software for electronics design, in July 2017 after 20 years at Mentor Graphics. From 1999 to July 2017, he served as President of Mentor Graphics. From 1997 to 1999, he served as Mentor Graphics’ Executive Vice President, Chief Operating and Financial Officer. Prior to joining Mentor Graphics in 1997, Mr. Hinckley served as Chief Financial Officer for VLSI Technology, Inc., a publicly traded integrated semiconductor device company, from 1992-1997, for Crowley Maritime Corporation from 1989-1991 and for Bio-Rad from 1983-1989. He currently serves as a director and as the Audit Committee chairman of SI-BONE, Inc., a publicly traded orthopedic device company. Mr. Hinckley also serves as a trustee of Claremont McKenna College and Portland State University where he is Vice Chair of the board. Mr. Hinckley previously served as a director for several other publicly traded companies including Intermec, Inc., a publicly traded provider of automated identification and data collection (AIDC) solutions, Super Micro, a publicly traded provider of advanced computer server systems and subsystems, and Amkor Technology, a leading supplier of outsourced semiconductor interconnect services. Mr. Hinckley has over 40 years of public company experience. We believe that Mr. Hinckley’s financial, operational and public board expertise give him the qualifications and skills to serve as a director.

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MELINDA LITHERLAND

Retired Partner, Deloitte & Touche LLP

Director Since: 2017

Age: 61

Class of Common Stock to Elect: Class A

Ms. Litherland retired in 2015 as a Partner at Deloitte & Touche LLP, where she worked since 1981. She is a certified public accountant with 34 years of experience working with life science and technology companies in both audit and consulting capacities. Ms. Litherland is a member of the American Institute of CPAs (AICPA) and previously served for 12 years on the Board of Directors of Ronald McDonald House Charities Bay Area, including serving on the Finance Committee. We believe that Ms. Litherland’s extensive financial and life sciences background gives her the qualifications and skills to serve as a director.

ARNOLD A. PINKSTON

Chief Legal Officer and Corporate Secretary of CoreLogic, Inc.

Director Since: 2017

Age: 60

Class of Common Stock to Elect: Class A

Mr. Pinkston is currently the Chief Legal Officer and Corporate Secretary of CoreLogic, Inc., a leading global property information, analytics and data-enabled solutions provider. Prior to joining CoreLogic in January 2018, he served as Executive Vice President and General Counsel for Allergan, Inc., a multi-specialty health care company, from 2011 until March 2015. From 2005 until 2011, Mr. Pinkston served as Senior Vice President, General Counsel and Secretary for Beckman Coulter, Inc., a health care diagnostics and life sciences company. From 1994 until 2005, he held various positions at Eli Lilly and Company, a global pharmaceutical company, including Vice President and Deputy General Counsel. Additionally, Mr. Pinkston was formerly a director of Janus Capital Group, a publicly owned investment firm. Mr. Pinkston has over 20 years of experience at successful public companies. We believe that Mr. Pinkston’s broad corporate governance, regulatory and M&A knowledge give him the qualifications and skills to serve as a director.

ALICE N. SCHWARTZ

Retired Research Associate at the University of California

Director Since: 1967

Age: 92

Class of Common Stock to Elect: Class B

Mrs. Schwartz has been retired since 1979. From 1972 to 1978 she was a Research Associate at the University of California. As a co-founder of our Company, Mrs. Schwartz has a unique and invaluable understanding of our Company’s business practices and core values. We believe that Mrs. Schwartz’s technical and business expertise gained through her many years as a researcher and as a director of our Company give her the qualifications and skills to serve as a director.

NORMAN SCHWARTZ

President and Chief Executive Officer

Director Since: 1995

Age: 69

Class of Common Stock to Elect: Class B

Mr. Schwartz has been our President and Chief Executive Officer since 2003 and our Chairman of the Board since 2012. He was our Vice President from 1989 to 2002, our Group Manager, Life Science, from 1997 to 2002 and our Group Manager, Clinical Diagnostics, from 1993 to 1997. We believe Mr. Schwartz’s financial and business expertise gained through over 42 years of service with our Company, including as our President and Chief Executive Officer for over 16 years, give him the qualifications and skills to serve as a director.

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Director Compensation

Our Board of Directors compensation is established by the Chairman of the Board. Our Human Resources Department periodically provides the Chairman of the Board with information on board of directors pay from our peer group (our method of determining our peer group is described in the section titled “Our Process for Setting Executive Compensation” below).

Employee Directors receive no additional compensation for Board service.

Our Board of Directors approved the current compensation policy for our non-employee Directors on April 25, 2017, providing for the payment of cash fees as follows:

Board Role	Cash Fees ($)
Board Member	120,000
Lead Independent Director	15,000
Audit Committee Chair	20,000
Audit Committee Member	10,000
Legal & Regulatory Compliance Committee Chair	10,000
Legal & Regulatory Compliance Committee Member	5,000
Compensation Committee Chair	5,000
Compensation Committee Member	3,000

Pursuant to this policy, we pay no other types of meeting fees or committee service retainers to Board members. We also reimburse Board members for travel expenses relating to Board meetings. Our Directors received no benefits in fiscal 2018 under defined pension or defined contribution plans. We did not award equity to non-employee Directors during 2018, and none of our non-employee Directors held any equity awards as of December 31, 2018.

The following table provides information about Director compensation during 2018 for our non-employee Directors.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Jeffrey L. Edwards	140,000	140,000
Gregory K. Hinckley	150,000	150,000
Melinda Litherland	143,000	143,000
Arnold A. Pinkston	130,000	130,000
Alice N. Schwartz	120,000	120,000

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Information About the Board of Directors and Corporate Governance

CONTROLLED COMPANY

Because the Schwartz family holds more than 50% of our Voting Power and the votes necessary to elect a majority of our Board of Directors through its ownership of our Class B Common Stock, we are a “controlled company” for purposes of the New York Stock Exchange listing standards.

INDEPENDENT DIRECTORS

Jeffrey L. Edwards, Gregory K. Hinckley, Melinda Litherland and Arnold A Pinkston are “independent” directors, as determined in accordance with the independence standards set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and Section 303A.02 of the New York State Exchange Listed Company Manual.

COMMITTEES OF THE BOARD OF DIRECTORS

Our Board of Directors has an Audit Committee, a Compensation Committee and a Legal and Regulatory Compliance Committee. Because we are a “controlled company,” as explained above, our Board of Directors has no nominating committee or other committees performing similar functions. Our Board of Directors also may from time to time appoint other special committees formed for a particular purpose.

Current Director	Audit Committee	Compensation Committee	Legal & Regulatory Compliance Committee
Jeffrey L. Edwards	✔	✔*	✔
Gregory K. Hinckley**	✔		✔
Melinda Litherland	✔*	✔
Arnold A. Pinkston			✔*
* Chair ** Lead Independent Director

AUDIT COMMITTEE

During 2018, the Audit Committee was comprised of Jeffrey L. Edwards, Gregory K. Hinckley and Melinda Litherland, all of whom are “independent” directors, as stated above, and each is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. Our Board of Directors has determined that each of Jeffrey L. Edwards, Gregory K. Hinckley and Melinda Litherland is an audit committee financial expert.

Our Board of Directors adopted a new Audit Committee Charter on March 11, 2004 and amended it most recently on February 21, 2018, a copy of which is available at the Corporate Governance section of our Web site, www.bio-rad.com. As set forth in the Audit Committee Charter, the purpose of our Audit Committee is to assist our Board of Directors with its oversight responsibilities regarding: (i) the integrity of our financial statements; (ii) our compliance with legal and regulatory requirements; (iii) our independent auditor’s qualifications and independence; and (iv) the performance of our internal audit function and independent auditor.

Our Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor we engage, including resolution of any disagreements between our management and the independent auditor regarding financial reporting, and is responsible for reviewing and evaluating our accounting policies and system of internal accounting controls. In addition, our Audit Committee reviews the scope of our independent auditor’s audit of our financial statements, reviews and discusses our audited financial statements with management, prepares the annual Audit Committee reports that are included in our proxy statements and annually reviews the Audit Committee’s performance and the Audit Committee Charter, among other responsibilities. Our Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from us for, any independent counsel, experts or advisors that the Audit

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Committee believes to be necessary or appropriate in order to enable it to carry out its duties. Our Audit Committee Charter and Corporate Governance Guidelines provide that the members of the Audit Committee may not serve on the audit committees of the boards of directors of more than two other companies at the same time as they are serving on our Audit Committee unless our Board of Directors determines that such simultaneous service would not impair the ability of such member to effectively serve on our Audit Committee. Our Audit Committee met fourteen times in 2018. A more complete discussion is provided in the “Report of the Audit Committee of the Board of Directors” of this proxy statement.

COMPENSATION COMMITTEE

During 2018, the Compensation Committee was comprised of Jeffrey L. Edwards and Melinda Litherland. The Compensation Committee met five times in 2018 to make determinations regarding compensation for the senior management team. Mr. Edwards and Ms. Litherland are “independent” directors, as stated above, and meet the definitions of an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code and a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Our Board of Directors adopted a Compensation Committee charter on July 24, 2013 and amended it most recently on October 25, 2017, a copy of which is available at the Corporate Governance section of our Web site, www.bio-rad.com. The Compensation Committee has overall responsibility for evaluating and approving certain elements of the compensation of our executives. A discussion of the Compensation Committee’s duties and functions is provided in the “Compensation Discussion and Analysis” section of this proxy statement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of our Compensation Committee was at any time during 2018 or at any other time an officer or employee of the Company, and no member had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

None of our executive officers has served on the board of directors or compensation committee of any other entity that has or has had an executive officer who served as a member of our Board of Directors or Compensation Committee during 2018.

LEGAL AND REGULATORY COMPLIANCE COMMITTEE

The Legal and Regulatory Compliance Committee was formed on April 26, 2017. During 2018, the Legal and Regulatory Compliance Committee was composed of Gregory K. Hinckley, Jeffrey L. Edwards and Arnold A. Pinkston. The Legal and Regulatory Compliance Committee met four times in 2018. Our Board of Directors adopted a Legal and Regulatory Compliance Committee charter on April 26, 2017 and amended it on February 20, 2019, a copy of which is available at the Corporate Governance section of our Web site, www.bio-rad.com. The Legal and Regulatory Compliance Committee has responsibility for assisting the Board with its oversight of (i) the Company’s compliance with the Foreign Corrupt Practices Act of 1977 and other anti-corruption, anti-kickback and false-claims laws, (ii) the Company’s Compliance Program and related compliance policies, and (iii) the Company’s cybersecurity risk management programs and reviewing with management the Company’s cybersecurity, data privacy and other risk relevant to the Company’s information technology controls and security.

NOMINATING COMMITTEE FUNCTIONS

Our Board of Directors does not have a standing nominating committee or a committee performing similar functions. Because we are a “controlled company” as stated above, we are not required to have a standing nominating committee comprised solely of independent directors. Our Board of Directors believes that it is appropriate for us not to have a standing nominating committee because we are controlled by the Schwartz family. Notwithstanding this, each member of our Board of Directors participates in the consideration of director nominees. Gregory K. Hinckley, Jeffrey L. Edwards, Melinda Litherland and Arnold A. Pinkston are all “independent” directors, as stated above; Alice N. Schwartz and Norman Schwartz are not.

Our Board of Directors has not adopted a charter governing the director nomination process. However, it is the policy of our Board of Directors to consider stockholder nominations for candidates for membership on our Board of Directors that are properly submitted as set forth below under the caption “Communications with the Board of Directors” and the section titled “Stockholder Proposals.” The stockholder must submit a detailed resume of the candidate together with a written explanation of the reasons why the stockholder believes that the candidate is qualified to serve on our Board of Directors. In addition, the stockholder must include the written consent of the candidate, provide any additional information about the candidate that is required to be included in a proxy statement pursuant to the rules and regulations of the Securities and Exchange Commission and the Company’s Amended and Restated Bylaws, and must also describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination.

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DIRECTOR QUALIFICATIONS

The director qualifications our Board of Directors has developed to date focus on what our Board of Directors believes to be those competencies that are essential for effective service on our Board of Directors. Qualifications for Directors include technical, operational and/or economic knowledge of our business and industries; experience in operational, financial and/or administrative management; financial and risk management acumen; and experience in or familiarity with international business, markets and cultures, technological trends and developments, and corporate securities and tax laws. While a candidate may not possess every one of these qualifications, his or her background should reflect many of these qualifications. In addition, a candidate should possess integrity and commitment according to the highest ethical standards; be consistently available and committed to attending meetings; be able to challenge and share ideas in a positive and constructively critical manner; and be responsive to our needs and fit in with other Board members from a business culture perspective.

Our Board of Directors identifies director nominees by first evaluating the current members of our Board of Directors who are willing to continue in service. Current members with qualifications and skills that are consistent with our Board of Directors’ criteria for Board service are re-nominated. As to new candidates, our Board of Directors generally polls its members and members of our management for their recommendations. Our Board of Directors may also review the composition and qualification of the boards of our competitors, and may seek input from industry experts or analysts. Our Board of Directors reviews the qualifications, experience and background of the candidates, and as discussed below, considers diversity in these areas among all the Board members. In making its determinations, our Board of Directors evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate our success and represent stockholder interests through the exercise of sound judgment. Any recommendations properly submitted by stockholders will be processed and are subject to the same criteria as any other candidates.

Each of the nominees included in the enclosed proxy card(s) was recommended for inclusion by all of the members of our Board of Directors.

DIVERSITY

We do not have a formal policy regarding consideration of diversity in selecting the nominees for our Board of Directors; however, we seek to nominate Directors with a variety of complementary skills so that as a group, the Board will possess the appropriate talent, skills and expertise to oversee our businesses. As set forth above, the qualifications we look for in nominees for Directors (both new candidates and current Board members) include technical and operational knowledge of our business and industries; experience in operational, financial and/or risk management; and familiarity with international business, markets and cultures, as well as corporate securities and tax laws. Because not every nominee will possess all of these qualifications, our Board considers diversity in these factors when evaluating each nominee in the context of the Board as a whole.

BOARD LEADERSHIP AND RISK OVERSIGHT

Our Board of Directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the Board. Our Board of Directors has determined that having Norman Schwartz serve as Chief Executive Officer and Chairman of the Board is in the best interest of the Company’s stockholders at this time. This structure permits Mr. Schwartz to manage our day-to-day operations and the oversight of the Board’s activities efficiently.

Our Corporate Governance Guidelines provide that in the absence of an independent Chairman of the Board, the designation of a Lead Independent Director facilitates Board processes and controls and strengthens the cohesiveness and effectiveness of the Board as a whole. The duties of the Lead Independent Director set forth in our Corporate Governance Guidelines include the following: (i) preparing the agenda for, calling and presiding over executive sessions of the independent directors; (ii) serving as a sounding board for the Chairperson and, on certain matters, acting as a liaison between the independent directors and the Chairperson; (iii) in the event of the absence or the incapacity of the Chairperson, presiding over Board meetings and acting as the spokesperson for the Board, and if requested by the Board, being available for consultation and direct communication with major stockholders; (iv) providing his/her unique perspective, as Lead Independent Director, to the Compensation Committee in connection with its annual formal evaluation of the CEO’s performance; (v) having the capacity to suggest to the Chairperson that particular items be placed on the final agenda of each Board meeting; (vi) informally consulting with other directors from time to time regarding the number and length of Board meetings, the quality, quantity, timeliness, scope and organization of pre-meeting materials and Board meeting presentations and providing appropriate suggestions regarding the same to the Chairperson; (vii) receiving notice of all committee meetings and having the ability to attend and observe (in an ex-officio capacity) from time to time committee meetings where appropriate to facilitate the execution of the Lead Independent Director’s duties; (viii) in appropriate circumstances, upon consultation with the Board, providing counsel to the Chairperson with respect to the retention of consultants, legal

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counsel or other independent advisors that may assist the Board in the performance of its duties from time to time; and (ix) performing such other functions as directed by the independent directors from time to time. Gregory K. Hinckley is currently the Lead Independent Director.

Companies face a variety of risks, including credit risk, liquidity risk and operational risk. The Board of Directors believes an effective risk management process will timely identify the material risks that the Company faces, communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board of Directors or the relevant Board committee, implement appropriate and responsive risk management strategies consistent with the Company’s risk profile and integrate risk management into the Company’s decision-making. Our entire Board of Directors oversees general risk management of the Company and continually works, with the input of the Company’s executive officers, to assess and analyze the most likely areas of future risk for the Company. The Board of Directors also encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. In addition, our Audit Committee assists our Board of Directors with oversight of the Company’s financial statements and compliance with legal and regulatory requirements. Also, the Legal and Regulatory Compliance Committee assists the Board with its oversight of (i) the Company’s compliance with the Foreign Corrupt Practices Act of 1977 and other anti-corruption, anti-kickback and false-claims laws, (ii) the Company’s Compliance Program and related compliance policies, and (iii) the Company’s cybersecurity risk management programs and reviewing with management the Company’s cybersecurity, data privacy and other risk relevant to the Company’s information technology controls and security. We believe that the leadership structure of our Board of Directors supports effective oversight of the Company’s risk management.

BOARD AND STOCKHOLDER MEETING ATTENDANCE

During 2018, our Board of Directors held a total of seven meetings (including regularly scheduled and special meetings), and no director attended fewer than 75% of such meetings and meetings of any committee on which such director served. Every member of our Board of Directors that is standing for re-election is expected to attend our annual meeting of stockholders in person, absent extraordinary circumstances such as a personal emergency. All of our directors who were serving at the time of our annual meeting of stockholders last year attended the annual meeting in person except for Arnold A. Pinkston who was not able to attend due to a family emergency.

TRANSACTIONS WITH RELATED PERSONS

We maintain various policies and procedures relating to the review, approval, or ratification of transactions in which we are a participant and in which any of our directors, executive officers, greater than 5% stockholders or their family members have a direct or indirect material interest. Our Management Guidelines provide that our Board or certain executive officers, depending on the dollar value of the transaction, review and approve all material transactions through the expenditure approval procedures set forth in the Management Guidelines. Our Code of Business Ethics and Conduct, which applies to all of our directors, officers, employees, and in some cases, their family members, prohibits arrangements, agreements and acts which are, or may give the impression of being, conflicts of interest with us and requires prompt disclosure to the Corporate Compliance Department and the individual's manager, if applicable, of an actual or potential conflict of interest. In addition, we have a Conflict of Interest Policy for Executive Officers and Directors which provides additional conflict of interest controls for our executive officers and directors. Each quarter we also require our regional sales managers and financial officers to sign and send a written representation letter to the corporate financial reporting group wherein they are asked to disclose any related party transactions of which they are aware. In addition, each year we require our directors and executive officers to complete a questionnaire which, among other things, identifies transactions or potential transactions with us in which a director or an executive officer or one of their family members or associate entities has an interest. We also have a disclosure committee that meets quarterly to discuss, among other matters, potential conflicts of interest.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Individuals, including stockholders, may contact an individual director, the Board as a group, or a specified Board committee or group, including the non-management directors or independent directors as a group, by writing to Attention: Corporate Secretary, Bio-Rad Laboratories, Inc., 1000 Alfred Nobel Drive, Hercules, California 94547. The Corporate Secretary will promptly forward all such communications to the Chairman of the Board. Gregory K. Hinckley is currently the Lead Independent Director and presides over the meetings of our independent directors as a group.

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CORPORATE GOVERNANCE DOCUMENTS

Our commitment to good corporate governance is embodied in our Corporate Governance Guidelines. The Corporate Governance Guidelines set forth the Board’s processes and procedures to assist it in the exercise of its responsibilities and to serve the interests of the Company and its stockholders.

Our Corporate Governance Guidelines, along with our Code of Business Ethics and Conduct, Audit Committee Charter, Compensation Committee Charter, and Legal and Regulatory Compliance Committee Charter are available at the Corporate Governance section of our Web site, www.bio-rad.com. Stockholders may also obtain a printed copy of these documents without charge by writing to the Corporate Secretary at the address indicated above.

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Item 2. Ratification of Selection of Independent Auditors

The Board of Directors recommends that you vote FOR ratification of KPMG LLP to serve as our independent auditors for the fiscal year ending December 31, 2019.

Our Board of Directors has selected KPMG LLP, independent registered public accountants, to serve as our auditors for the fiscal year ending December 31, 2019. A representative of KPMG LLP is expected to be present at the Annual Meeting to make a statement if he or she desires to do so and to respond to appropriate questions.

Although we are not required to do so, we wish to provide our stockholders with the opportunity to express their opinion on the selection of auditors, and accordingly we are submitting a proposal to ratify the selection of KPMG LLP. If our stockholders should fail to ratify this proposal, our Board of Directors will consider the selection of another auditing firm.

Report of the Audit Committee of the Board of Directors

Our Audit Committee was established in 1992, and our Board of Directors adopted its Audit Committee charter on June 7, 2000. Our Board of Directors adopted a new Audit Committee Charter on March 11, 2004 and amended it most recently on February 21, 2018, a copy of which is available at the Corporate Governance section of our Web site, www.bio-rad.com. During the fiscal year ended December 31, 2018, the Audit Committee was comprised of Jeffrey L. Edwards, Gregory K. Hinckley and Melinda Litherland, all of whom are “independent” directors, as determined in accordance with the independence standards set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and Section 303A.02 of the New York Stock Exchange Listed Company Manual.

Our management is responsible for our internal controls and our financial reporting process. Our independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted accounting practices, attesting to the effectiveness of the Company’s internal control over financial reporting and issuing reports thereon. Our Audit Committee’s responsibility is to monitor and oversee these processes. The following is our Audit Committee’s report submitted to the Board of Directors for the fiscal year ended December 31, 2018.

Our Audit Committee has:

•

reviewed and discussed our audited financial statements with management;

•

reviewed and discussed our assessment of internal control over financial reporting with management;

•

discussed with KPMG LLP, our independent auditors, the matters required to be discussed by Auditing Standards No. 1301, “Communications with Audit Committees” issued by the Public Accounting Oversight Board; and

•

received the written disclosures and the letter from KPMG LLP, our independent auditors, required by applicable requirements of the Public Accounting Oversight Board regarding our independent auditors’ communications with the Audit Committee concerning independence, and has discussed with our independent auditors the independent auditors’ independence.

Based on the review and discussions referred to above, our Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the Securities and Exchange Commission.

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Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees: Set forth below are the aggregate fees billed for professional services rendered for the fiscal years ended December 31, 2018 and 2017 by KPMG LLP.

	2018	2017
Audit Fees(1)	$ 10,074,000	$12,556,000
Audit-Related Fees(2)	0	0
Tax Fees(3)	6,300	0
All Other Fees(4)	113,000	462,000

(1)

Audit Fees included aggregate fees for professional services performed in connection with the audit of our annual consolidated financial statements and internal controls, the reviews of our consolidated financial statements included in our Quarterly Reports on Form 10-Q, and the attestation services for the statutory audits of international subsidiaries. The fees incurred for KPMG LLP’s services for fiscal year 2017 are set forth in our 2018 Proxy Statement filed with the SEC on May 4, 2018, and have been updated in this 2019 Proxy Statement to reflect final amounts of fees incurred. Such fees for fiscal year 2018 are subject to subsequent adjustment in our 2020 Proxy Statement if final amounts billed differ from the current estimates.

(2)

Audit-Related Fees included aggregate fees for services rendered during the fiscal year for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

(3)

Tax Fees included aggregate fees for professional services performed in connection with tax planning and tax compliance.

(4)

All Other Fees included fees for services to provide tax compliance requirements observations and recommendations related to the Company’s enterprise resource planning platform.

The Audit Committee pre-approves each and every service performed by our independent auditors, including the services described in each of the four subcategories above.

Our Audit Committee has considered whether the provision of services described above under the caption “Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees” is compatible with maintaining our independent auditors’ independence, and has determined that the provision of such service to us does not compromise the independent auditor’s independence.

THE AUDIT COMMITTEE

Melinda Litherland
Jeffrey L. Edwards
Gregory K. Hinckley

The Audit Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under these Acts.

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Executive Officers

Executive officers of Bio-Rad as of the date of this proxy statement are listed in the table below.

Name	Position with Bio-Rad as of December 31, 2018	Age
Norman Schwartz	President, Chief Executive Officer and Chairman of the Board	69
Michael Crowley	Executive Vice President, Global Commercial Operations	57
Timothy S. Ernst	Executive Vice President, General Counsel and Secretary	59
John Hertia	Executive Vice President and President, Clinical Diagnostics Group	63
Ronald W. Hutton	Vice President and Treasurer	61
Giovanni Magni	Executive Vice President and Chief Strategy Officer	62
Christine A. Tsingos(1)	Executive Vice President and Chief Financial Officer	60
Annette Tumolo	Executive Vice President and President, Life Science Group	64

(1)	Ms. Tsingos will retire from her position as Executive Vice President and Chief Financial Officer effective April 5, 2019 but will continue to be employed by the Company until May 10, 2019 to assist with the transition of matters to Ilan Daskal, who will be the Company’s new Executive Vice President and Chief Financial Officer, effective April 6, 2019.

Biographical information regarding Norman Schwartz is provided in the preceding pages. Biographical information regarding Michael Crowley, our new Executive Vice President and Chief Financial Officer effective April 6, 2019 Ilan Daskal, Timothy S. Ernst, John Hertia, Ronald W. Hutton, Giovanni Magni, Christine A. Tsingos and Annette Tumolo is set forth below.

MICHAEL CROWLEY

Michael Crowley was appointed Executive Vice President, Global Commercial Operations in December 2014. Previously he was Vice President, Commercial Manager, Europe from 2012 to 2014 and Commercial Manager, Clinical Diagnostics Group, Europe from 2011 to 2012 and Division Manager of the Clinical Diagnostics Group North American Sales Organization from 2008 to 2011. Prior to that, he was the Clinical Diagnostics U.S. National Sales Manager since joining Bio-Rad in 1998.

ILAN DASKAL

Ilan Daskal was appointed Executive Vice President and Chief Financial Officer, effective April 6, 2019. Prior to joining Bio-Rad, Mr. Daskal, age 54, was the Chief Financial Officer of Lumileds, a global leader in advanced lighting technology, from May 2017 to January 2019. From 2015 through 2016, Mr. Daskal held multiple short-term Chief Financial Officer roles with private and public companies including Aricent Inc., a global design and engineering company, Cepheid, a molecular diagnostic company, and SunEdison Inc., a renewable energy company. Prior to that, from 2008 to 2015, Mr. Daskal was the Executive Vice President and Chief Financial Officer at International Rectifier Corporation, a leader in power management semi-conductor technology that was publicly traded until it was acquired by Infineon Technologies in 2015.

TIMOTHY S. ERNST

Timothy S. Ernst was appointed Executive Vice President, General Counsel and Secretary in June 2016. Previously he was Senior Vice President, General Counsel and Secretary of Big Heart Pet Brands, a manufacturer and marketer of branded pet food products, from 2014 to 2015. Prior to that, he was the Senior Vice-President, General Counsel and Secretary of Del Monte Foods, a manufacturer and marketer of consumer food products, from 2012 to 2014, and Associate General Counsel and Assistant Secretary of Del Monte Foods from 1995 to 2012. He was the Associate General Counsel of California and Hawaiian Sugar Company, a refiner and marketer of sugar and sugar products, from 1990 to 1995. He is a member of the California Bar and Association of Corporate Counsel.

JOHN HERTIA

John Hertia was appointed Executive Vice President, President, Clinical Diagnostics Group, in August 2014. Previously he was Senior Vice President of Global Technology and Systems from 2010 to 2014, Worldwide Group Operations Manager, Life Science Group from 2006 to 2010 and Operations Manager Clinical Diagnostics Group, U.S. Operations from 2000 to 2006. Prior to that, he held various positions within our Clinical Diagnostics Group since joining Bio-Rad in 1982, including Business Development and Strategic Marketing Manager and North American Sales Division Marketing Manager.

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RONALD W. HUTTON

Ronald W. Hutton has been our Treasurer since 1997 and was appointed Vice President in 2012. Previously, he was Director of Treasury at Kaiser Aluminum & Chemical Corporation from 1993 to 1997.

GIOVANNI MAGNI

Giovanni Magni was appointed Executive Vice President, Chief Strategy Officer in August 2014. Previously, he was Executive Vice President of International Sales from 2012 to 2014 and Vice President and International Sales Manager from 2004 to 2012. Prior to that, he held various positions within Bio-Rad since joining us in 1995, including Diagnostic Division Manager, Southern Europe and Diagnostics Group Operation Manager, France.

CHRISTINE A. TSINGOS

Christine A. Tsingos was appointed our Chief Financial Officer in 2002, Vice President in 2003 and Executive Vice President in 2012. Previously, she was the Chief Operating Officer and Chief Financial Officer at Attest Systems, Inc., a provider of information technology asset discovery and management tools, from August 2002 to November 2002. Prior to that, Ms. Tsingos was a consultant to Attest Systems, Inc. from 2000 to 2002. She was the Chief Financial Officer at Tavolo, Inc., an online retailer of gourmet cookware and food, from 1999 to 2000, and she was Treasurer, and later Vice President and Treasurer, of Autodesk, Inc., a developer of design software, from 1990 to 1999. Ms. Tsingos will retire from her position as Executive Vice President and Chief Financial Officer effective April 5, 2019 but will continue to be employed by the Company until May 10, 2019 to assist with the transition of matters to Ilan Daskal, who will be the Company’s new Executive Vice President and Chief Financial Officer, effective April 6, 2019. The Company thanks Ms. Tsingos for her service to the Company.

ANNETTE TUMOLO

Annette Tumolo was appointed Executive Vice President, President, Life Science Group in September 2017. Previously she was Executive Vice President and General Manager of the Digital Biology Group from 2015 to 2017, Senior Vice President of the Digital Biology Center from 2014 to 2015, and Vice President, Director of the Digital Biology Center from 2012 to 2014. Prior to that she held various positions within Bio-Rad since joining us in 1989, including Vice President and Division Manager of the Gene Expression Division, and Business Unit Manager of the Molecular Biology Business Unit.

Our executive officers also serve in various management capacities with our wholly owned subsidiaries.

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Principal and Management Stockholders

The following table presents certain information as of February 28, 2019 (except as noted below), with respect to our Class A Common Stock and Class B Common Stock beneficially owned by: (i) any person who is known to us to be the beneficial owner of more than five percent of the outstanding Common Stock of either class, (ii) each of our directors, (iii) certain of our executive officers named in the “Summary Compensation Table” of this proxy statement and (iv) all of our directors and executive officers as a group. The address for all executive officers and directors is c/o Bio-Rad Laboratories, Inc., 1000 Alfred Nobel Drive, Hercules, California, 94547.

Name and, with Respect to Owner of 5% or More, Address	Class A Common Stock(1)		Class B Common Stock
	Number of Shares and Nature of Ownership(2)	Percent of Class	Number of Shares and Nature of Ownership(2)	Percent of Class
Blue Raven Partners, L.P.(3) 1000 Alfred Nobel Drive Hercules, CA 94547	—	0.0%	4,060,054	79.7%
Blackrock, Inc.(4) 55 East 52nd Street New York, NY 10055	1,936,008	7.8%	—	0.0%
The Vanguard Group(5) 100 Vanguard Blvd. Malvern, PA 19355	1,886,065	7.6%	—	0.0%
Alice N. Schwartz(6)(7)(9)(12) Bio-Rad Laboratories, Inc. 1000 Alfred Nobel Drive Hercules, CA 94547	2,736,913	11.1%	4,555,974	89.5%
Norman Schwartz(6)(8)(10)(11)(12) Bio-Rad Laboratories, Inc. 1000 Alfred Nobel Drive Hercules, CA 94547	422,192	1.7%	4,567,317	85.8%
Steven Schwartz(6)(10)(12)(13) Bio-Rad Laboratories, Inc. 1000 Alfred Nobel Drive Hercules, CA 94547	370,994	1.5%	4,097,824	80.5%
Jeffrey L. Edwards	—	0.0%	—	0.0%
Gregory K. Hinckley	500	0.0%	—	0.0%
Melinda Litherland	—	0.0%	—	0.0%
Arnold A. Pinkston	—	0.0%	—	0.0%
Michael Crowley(8)	7,025	0.0%	—	0.0%
John Hertia(8)	20,767	0.1%	—	0.0%
Christine A. Tsingos(8)	9,823	0.0%	—	0.0%
Annette Tumolo(8)	2,104	0.0%	—	0.0%
All directors and executive officers as a group(8) (13 persons)	3,233,121	13.1%	5,063,237	95.1%

(1)

Excludes Class A Common Stock that may be acquired on conversion of Class B Common Stock. Class B Common Stock may be converted to Class A Common Stock on a one for one basis and, if fully converted, would result in the following percentage beneficial ownership of Class A Common Stock: Blue Raven Partners. L.P. 13.6%; BlackRock, Inc. 6.5%; The Vanguard Group, 6.3%; Alice N. Schwartz 24.5%; Norman Schwartz 16.6%; Steven Schwartz 15.0%; John Hertia 0.1%; and all directors and executive officers as a group 27.6%. Management considers any substantial conversions by the executive officers or directors listed in the table to be highly unlikely.

(2)

Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares. Number of shares is based on the statements of the stockholders where not identified specifically in the stockholder register.

(3)

Alice N. Schwartz, Norman Schwartz and Steven Schwartz are general partners of Blue Raven Partners, L.P., a California limited partnership, and, as such, share voting and dispositive power over the Class B Common Stock held by Blue Raven Partners.

(4)

Based solely on a Schedule 13G/A filed on February 4, 2019 with the Securities and Exchange Commission pursuant to Rule 13d-1(b) of the Exchange Act.

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(5)

Based solely on a Schedule 13G/A filed on February 11, 2019 with the Securities and Exchange Commission pursuant to Rule 13d-1(b) of the Exchange Act.

(6)

Includes 4,060,054 shares of Class B Common Stock held by Blue Raven Partners, L.P.

(7)

Includes 2,729,883 shares of Class A Common Stock and 495,920 shares of Class B Common Stock, which are held in the following trusts, all of which Alice N. Schwartz is the sole trustee: the David and Alice N. Schwartz Charitable Remainder Unitrust (34,311 shares of Class A Common Stock); the David Schwartz Exemption Trust (90 shares of Class A Common Stock); the David Schwartz Exempt Marital Trust (240 shares of Class A Common Stock); the David Schwartz Non-Exempt Marital Trust (898,931 shares of Class A Common Stock and 57,000 shares of Class B Common Stock); the Alice N. Schwartz Revocable Trust (1,796,311 shares of Class A Common Stock and 438,920 shares of Class B Common Stock).

(8)

Includes shares with respect to which such persons have the right to acquire beneficial ownership immediately or within sixty days of February 28, 2019, under the Company’s employee stock purchase plan and stock option agreements, as follows: Norman Schwartz, 2,600 Class A shares and 232,850 Class B shares; Michael Crowley, 3,600 Class A shares; John Hertia, 6,000 Class A shares; Christine A. Tsingos, 3,140 Class A shares; Annette Tumolo, 600 Class A shares; and all directors and officers as a group, 39,634 Class A shares and 232,850 Class B shares.

(9)

Includes 1,089,748 shares of Class A Common Stock pledged as security.

(10)

Norman Schwartz and Steven Schwartz are sons of Alice N. Schwartz.

(11)

Includes 12,771 shares of Class B Common Stock owned by Norman Schwartz’s wife, as to which Norman Schwartz disclaims any beneficial ownership.

(12)

Includes 7,030 shares of Class A Common Stock held by Alles Institute for Medical Research, a Delaware Charitable Nonstock Corporation, with respect to which Alice N. Schwartz, Norman Schwartz and Steven Schwartz each have voting power and dispositive power consistent with the purposes of the Delaware Charitable Nonstock Corporation.

(13)

Includes 1,818 shares of Class A Common Stock and 12,771 shares of Class B Common Stock owned by Steven Schwartz’s wife, as to which Steven Schwartz disclaims any beneficial ownership.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our Common Stock. Insiders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports which they file.

To our knowledge, based solely upon our review of the copies of such reports furnished to us and written representations from certain insiders that no other reports were required, during the fiscal year ended December 31, 2018, all Section 16(a) filing requirements applicable to insiders were complied with.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management, including the Company’s Chairman and President and Chief Executive Officer. Based on the review and discussions referred to above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the annual report on Form 10-K for the fiscal year ended December 31, 2018 and this proxy statement.

THE COMPENSATION COMMITTEE Jeffrey L. Edwards Melinda Litherland

The Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under these Acts.

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Compensation Discussion and Analysis

In this Compensation Discussion and Analysis, we review the objectives and elements of our execution compensation program and discuss the 2018 compensation earned by our named executive officers, or NEOs.

For 2018, our named executive officers were:

Name	Position
Norman Schwartz	President, Chief Executive Officer and Chairman of the Board
Christine A. Tsingos(1)	Executive Vice President and Chief Financial Officer
John Hertia	Executive Vice President and President, Clinical Diagnostics Group
Annette Tumolo	Executive Vice President and President, Life Science Group
Michael Crowley	Executive Vice President, Global Commercial Operations

(1)	Ms. Tsingos will retire from her position as Executive Vice President and Chief Financial Officer effective April 5, 2019 but will continue to be employed by the Company until May 10, 2019 to assist with the transition of matters to the Company’s new Executive Vice President and Chief Financial Officer.

COMPENSATION PROGRAM OBJECTIVES AND PHILOSOPHY

We maintain various compensation programs for our named executive officers. Our executive compensation program, taken as a whole, has several objectives. The overriding objective of our executive compensation program is to attract, retain, motivate and develop the type of executives who will establish and execute strategic initiatives that help us to continue to grow a profitable business. We also want our executive compensation program to help align the interests of the executives with the interests of the Company and its stockholders. Finally, we want to reward our executives for business achievements and satisfaction of corporate objectives without creating risks which could have a material adverse effect on the Company.

In developing our overall executive compensation program and in setting individual pay levels for the named executive officers, we strive to meet the following goals:

•

To pay salaries that are competitive in our industry and our geographical market.

•

To use executive pay practices that are commonly found in our industry, as appropriate.

•

To pay salaries and award merit increases on the basis of the individual executive’s performance and contributions and the value of the executive’s position within our organization.

•

To maintain a “pay for performance” outlook, particularly in our incentive programs.

•

To manage risk taking by incorporating objective company performance goals into our incentive programs.

Our executive compensation program is designed to reward our executives for Company and individual performance. Because we feel that each of our named executive officers provides unique services to us, we do not use a fixed relationship between base pay, annual performance-based cash bonus payments and equity awards. When we make our final decisions about a named executive officer’s total compensation package for a year, we look at the three primary elements of compensation (base pay, potential performance-based bonus payments and equity awards) individually and as a complete package. Overall, we believe that our total compensation program for executives is reasonable while being competitive within the market in which we compete for executive talent and does not create risks that are reasonably likely to have a material adverse effect on the Company.

STOCKHOLDER SAY-ON-PAY VOTE

At our 2017 meeting of stockholders, we provided our stockholders with the opportunity to cast an advisory vote on executive compensation. 99% of the shares represented in person or by proxy and entitled to vote on this “2017 say-on-pay vote” were voted in favor of the proposal. We have considered the 2017 say-on-pay vote, and we believe that the substantial support of our stockholders for the 2017 say-on-pay vote proposal indicates that our stockholders are generally supportive of our approach to executive compensation. Thus we have not made any material changes to our executive compensation arrangements in response to the 2017 say on pay vote. At our 2017 meeting of stockholders, our stockholders voted in favor of the proposal to hold say-on-pay votes every three years. Accordingly, the next say-on-pay advisory vote will be held at our 2020 meeting of stockholders. In the future, we will continue to consider the outcome of our say-on-pay votes when making compensation decisions regarding the named executive officers.

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THE COMPONENTS OF OUR EXECUTIVE COMPENSATION PROGRAM

To achieve the above goals, we have created an executive compensation program which consists of base pay, a short-term performance-based cash bonus program pursuant to the Incentive Bonus Plan, or IBP, and an equity grant program providing long-term incentives.

		Pay Element	Objective	Performance-Rewarded
FIXED	Annual	Base Salary	Provide fixed base of cash compensation commensurate with position and experience	Based in part on the Company’s and the NEO’s individual performance
AT RISK OR PERFORMANCE-BASED	Long-Term	Restricted Stock Units and Stock Options	Align NEO’s interests with stockholders; retention tool	Increase in the Company’s share price
	Annual	Incentive Bonus Plan (IBP)	Achieve annual performance goals	Company’s performance based on sales and direct contribution from operations (DC)

We use this mix of compensation types for a variety of reasons:

•

These types of programs, as a package, are typically offered by the companies from which we seek executive talent.

•

These programs provide immediate and long-term incentives for the executive officers, thereby helping to align the executives’ interests with those of the Company and its stockholders.

•

We apply differing performance goals to the various types of pay to help motivate the executives to accomplish separate and diverse corporate and individual goals.

•

Diverse programs, performance goals and payout timing help manage risk taking.

We provide executives with a package of fringe benefits on the same basis that is provided to all full-time benefits eligible employees. These benefits include such items as health insurance, tax qualified profit sharing plan contributions and group term life insurance. We do not provide the executives with any benefits that are not generally available to other full-time professional employees.

We believe that our executive compensation program, taken as a whole, is a cost-effective method of providing competitive pay to our named executive officers and implementing our compensation philosophy and objectives.

OUR PROCESS FOR SETTING EXECUTIVE COMPENSATION

Our Human Resources Department provides various types of compensation information to the President/Chief Executive Officer and to the Compensation Committee for their consideration and reference in the evaluation and eventual determination of each executive’s total compensation package. The Compensation Committee’s focus is on the compensation of the President/Chief Executive Officer and the incentive bonus and equity awards of the named executive officers.

The President/Chief Executive Officer determines the base pay for the other named executive officers. Our process for setting executive compensation is described below.

BASE PAY

In connection with setting levels of base pay, our Human Resources Department reviews independently published surveys of executive compensation levels, which cover over 1,000 U.S. based companies varying in size and industry, and prepares a report summarizing their findings. In 2018, our Human Resources Department reviewed data from the Radford Technology Survey, which provides data from a wide range of technology sub-industries, and Main Data Group, Inc., which provides compensation information for executive positions in publicly traded peer companies. From this information, our Human Resources Department determined the market salary at the median level for each comparable executive position. In addition, we review the compensation of a smaller group of companies in industry sectors in which we compete to provide additional guidance in setting base pay. This group consists of the companies in our peer group. We consider a number of potential criteria to determine which companies to include in our peer group, including companies in our industry of comparable size as measured by sales, market capitalization or asset base, in our geographic proximity, and with whom we compete for employee talent.

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In 2018 the companies we considered comprising our peer group were:

• Bruker Corporation	• PerkinElmer, Inc.
• Charles River Laboratories, Inc.	• Qiagen N.V.
• Edwards Lifesciences Corporation	• ResMed Inc.
• Hill-Rom Holdings, Inc.	• Steris Corporation
• Hologic, Inc.	• Teleflex Incorporated
• IDEXX Laboratories, Inc.	• Varian Medical Systems, Inc.
• Illumina, Inc.	• VWR Corporation
• Mettler-Toledo International Inc.	• Waters Corporation

The 2018 peer group was modified relative to our 2017 peer group as follows: Zimmer Biomet Holdings, Inc. was removed because their revenue size is no longer within our desired peer group size range, and Alere Inc. and C.R. Bard, Inc. were removed because each of these entities was acquired. The 2018 peer group includes sixteen life sciences and medical products companies with $1 to $5 billion in annual revenues in order to include companies that were of similar size and in similar industries to the Company.

Our Human Resources Department reviews this information with the President/Chief Executive Officer, and with respect to the President/Chief Executive Officer directly with the Compensation Committee, who then decide at their discretion if the individual base pay levels of executives need to be adjusted. Our Compensation Committee does not see any of the individual companies in the surveys, except for the companies within our peer group with respect to our President/Chief Executive Officer’s base pay. Other factors considered in determining base pay, in addition to the survey and peer group information presented by the Human Resources Department, are:

•

The financial position of the Company compared to the previous year;

•

General economic conditions both nationally and in the local market of our corporate office;

•

The executive’s achievement of individual performance goals established for the year; and

•

Where the executive’s current base pay falls relative to survey data and other company executives.

Based on all of the factors outlined above, as well as the market data, the Compensation Committee, in the case of the President/Chief Executive Officer, and the President/Chief Executive Officer, for the other named executive officers, determine the named executive officer’s base pay for the following year, and thus any of these criteria could materially impact the named executive officer’s base pay.

In 2018, our named executive officers received a merit increase to his/her base pay based on the factors described above. These increases ranged from 0% to 6.0% of base pay and were effective as of April 1, 2018. As a result of these merit increases, our named executive officers’ annual base salaries effective April 1, 2018 were as follows: Mr. Schwartz: $950,000; Ms. Tsingos: $438,150; Mr. Hertia: $500,000; Ms Tumolo: $470,000; and Mr. Crowley: $432,200.

INCENTIVE BONUS PLAN, OR IBP (CASH-BASED INCENTIVE PROGRAM)

All of our named executive officers participate in our company-wide annual cash bonus program, which is known as the Incentive Bonus Plan, or IBP. The plan, which covers all of the named executive officers, as well as other employees, operates on a calendar year basis. Prior to the beginning of the year, objective performance metrics in areas of achievement are determined and approved by executive management. In 2018 these metrics were:

•

Sales; and

•

Direct contribution from operations, or DC.

Depending on which part of our organization an employee works, these metrics are applied at the company-wide or Corporate level, or at a combination of the Corporate and business group levels. In 2018, the bonuses of all our named executive officers were based on the following weighting of these metrics: Corporate sales (50%) and Corporate DC (50%). The following table shows our financial goals under the IBP for fiscal 2018 relevant to our named executive officers for Corporate, and our performance compared to those goals (in millions):

		Target Plan ($)	Adjusted Target Plan ($)(1)	Actual ($)	Adjusted Results ($)(2)	% of Target(3)
Corporate	Sales	2,255.6	2,277.2	2,290.1	2,282.7	100.2%
Goals	DC	240.6	245.0	(100.5)	214.1	87.4%

(1)

We have the ability to modify the goals after the beginning of a year, particularly in response to an unforeseen change in business conditions that makes an established goal irrelevant or inappropriate, subject to the approval of our Chief Executive Officer. In 2018, we adjusted our target plan to account for the effect of foreign currency and of a divestiture.

(2)

We also have the ability to modify the calculation of the achievement of the results after the beginning of a year, particularly in response to an unforeseen change in business conditions, subject to the approval of our Chief Executive Officer. In 2018, we modified the Sales achievement for the non-core business sales of a supplier that we acquired, and we modified the DC achievement to account for asset impairment associated with acquisitions, restructuring costs, certain legal accruals, and contingent consideration and milestone payments associated with acquisitions.

(3)

Includes the effects of the adjustments and achieved results for our named executive officers as described in footnotes 1 and 2 above.

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We believe these performance metrics promote a strong link between employee contribution and overall company performance. By rewarding employees for meeting and exceeding sales and direct contribution from operations, we motivate them to improve the Company’s performance.

The IBP makes a payout only if threshold levels equal to 95% of the sales goals and/or 90% of the direct contribution goals are satisfied. If the sales and/or direct contribution goal is met, the named executive officers as well as other IBP participants receive a payment indexed to a percentage of their base pay, based on the achievement relative to each of the established metrics. The percentage of base pay which can be awarded varies based upon job position/salary grade. In 2018 the target bonuses for our named executive officers as a percentage of their base pay were as follows: Mr. Schwartz: 100%; Ms. Tsingos: 55%; Mr. Hertia: 55%; Ms. Tumolo: 55%; and Mr. Crowley: 55%. These percentages in 2018 were the same percentages as in 2017 for all of the named executive officers except for Ms. Tsingos whose percentage increased from 50% in 2017 to 55% in 2018. The payments under this program can be as much as twice the target bonus, but the named executive officers (as well as the other people who participate in the IBP) will not receive this benefit unless we meet the minimum required performance goals for each performance measure. With respect to bonuses awarded for 2018, our named executive officers achieved between 28% and 52% of their base pay. Payments are typically made during the first quarter of the following year. We have no policy regarding the adjustment or recovery of IBP awards in the event that an accounting restatement results in corporate goals not being satisfied.

We establish the individual target bonus levels, in part, by reviewing competitive market data of companies in our peer group described above. The individual target bonus levels for our named executive officers in 2018 are set forth in the “Grants of Plan-Based Awards Table,” and the bonuses paid to our named executive officers under the 2018 IBP are set forth in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.”

While our Company reserves the right to award discretionary bonus payments to employees, no such payments were made to any of the named executive officers in the last five years.

EQUITY COMPENSATION

Another key component of our executive compensation program is equity grants. We make grants of restricted stock units and options to purchase our stock to the named executive officers, as well as other employees, under our 2017 Incentive Award Plan.

In 2018, we granted non-qualified stock options and restricted stock units to our named executive officers. We generally grant options to purchase Class A Common Stock and Class A Common restricted stock units to all named executive officers. In certain years prior to 2017, Norman Schwartz received options to acquire Class B Common Stock and Class B Common restricted stock units. The holders of Class B Common Stock have certain preferential voting rights, as described in the section titled “General Information About the Meeting and Voting” above. All non-qualified stock options have an exercise price equal to fair market value on the date of grant. Options granted to named executive officers generally vest on a five year basis, at a rate of 20% of the option grant on each anniversary date of the grant subject to continued service with the Company. All of the options have a ten year term. Restricted stock units granted to our named executive officers in 2018 vest on a five-year basis at a rate of 20% per year beginning one year from the grant date subject to continued service with the Company. We granted a combination of restricted stock units and stock options to our named executive officers to align ourselves with current market equity compensation practices.

Our process for granting equity to named executive officers has been as follows: first we conduct a general review of certain market information provided by outside independent equity compensation surveys, which cover large numbers of U.S. companies varying in size and industry. In 2018 we determined competitive market grant levels using the Radford Technology Survey and information from Main Data Group, Inc. Next we consider the size of the equity pool, which contains a number of shares that approximates a percentage of our outstanding shares as of the prior year, which in 2018 was 0.8%. The amount of equity available for grant to all eligible employees, including our named executive officers, is generally limited by the size of this equity pool. Subject to this limitation and based on the market information, our Human Resources Department creates individual equity grant recommendations, which provide a range of potential option grants and restricted stock unit grants based on job position/salary grade, including for the positions of our named executive officers.

Using the equity grant recommendations created by our Human Resources Department and considering individual performance, management suggests an allocation of the equity pool among all eligible employees to the Compensation Committee. The Compensation Committee reviews the suggested allocation of awards and makes a recommendation to the entire Board of Directors. Based on the Compensation Committee’s recommendation, the Board of Directors makes its own determination as to the size and mix of the grants to individuals. The Board provides the approved equity grant and pricing information to the President/Chief Executive Officer for implementation. The Board of Directors met and approved the 2018 equity grants to our named executive officers on September 4, 2018, with a grant date of September 4, 2018. The equity grants for our named executive officers in 2018 are set forth in the “Grants of Plan-Based Awards Table.”

Our 2007 Incentive Award Plan and our 2017 Incentive Award Plan provide that in the event of a “change in control,” all equity awards will become fully exercisable and all forfeiture restrictions on such awards will lapse immediately prior to such change in control, unless otherwise specified in any applicable award agreement. The award agreements with respect to our outstanding restricted stock unit awards granted prior to 2016 provide that no such acceleration shall apply when the successor corporation assumes the equity awards or substitutes equivalent rights for such awards.

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We believe that the grant of restricted stock units and fair market value stock options provides benefits to both the Company and the executive. We benefit because:

•

The restricted stock units and the options help to align the executive’s financial interest with the Company’s and the stockholders’ long-term interests.

•

The restricted stock units and options help us retain the executives in a competitive market.

The executives benefit because:

•

They can realize additional income as grants vest or if our shares increase in value.

•

With respect to options, they have no personal income tax impact until they exercise the options.

We do not maintain any equity ownership guidelines for our named executive officers. Our insider trading policy prohibits our officers, directors, employees and consultants from engaging in (i) hedging transactions or similar arrangements that have the effect of offsetting any decrease in the market value of the Company’s securities, (ii) short sales, and (iii) transactions in publicly traded options.

OTHER COMPENSATION

In 2018 the Company paid on behalf of Mr. Schwartz a Hart-Scott-Rodino Filing Fee of $125,000 and a tax gross-up of $106,267 with respect to the Hart-Scott-Rodino Filing Fee. Mr. Schwartz was required to file an HSR Notification and Report Form as a result of the value of the Bio-Rad stock he owns and this obligation arose as a result of the price appreciation in Bio-Rad stock he accumulated over a long period of time during which he made substantial contribution toward such appreciation.

The Company provides its executive officers with the following benefits that are also available to all of its regular status employees:

401(k) Plan

The Company offers to all regular status employees the opportunity to participate in a 401(k) Profit Sharing Plan. The 401(k) Profit Sharing Plan permits eligible employees of the Company to defer up to 50% of their annual compensation, subject to certain limitations imposed by the Internal Revenue Code. The employees’ elective deferrals are immediately vested and non-forfeitable upon contribution to the 401(k) Plan. The Company also provides a discretionary profit sharing contribution to all regular status employees with more than one year of service. The profit sharing contribution is made on a quarterly basis and is subject to certain limitations imposed by the Code. The profit sharing contribution is subject to a three year cliff vesting schedule. Each of our named executive officers received a contribution in the amount of $13,750 from the Company in 2018.

Health and Welfare Benefits

The Company’s healthcare, disability insurance, and other welfare and employee-benefit programs are the same for all eligible regular status employees, including executive officers. Because of the importance placed by the Company on the health and welfare of its employees, the Company paid 80% of the premiums associated with these programs on behalf of all of its regular status employees and their dependents in 2018.

Term Life Insurance

In addition to the forgoing, the Company also provides all regular status employees with term life insurance coverage of two times annual salary up to a maximum of $750,000.

We have no employment agreements with our named executive officers, and therefore, there are no individual written agreements that would provide them with additional perquisites. There are no formal or informal corporate policies that provide benefits (that are not integrally and directly related to the performance of the executive’s duties) to our named executive officers which are not available to the general employee population.

INTERNAL PAY EQUITY

Our compensation programs are designed so that potential realizable compensation is set relative to each executive’s level of responsibility and potential impact on our performance. While the compensation levels and design may be similar for executives at the same level, actual compensation may vary due to changes in an executive’s base salary and individual performance over time.

TAX CONSIDERATIONS

Section 162(m) of the Code limits the tax deductibility by us of annual compensation in excess of $1,000,000 paid to our “covered employees.” Prior to the Tax Cuts and Jobs Act of 2017, covered employees generally consisted of our Chief Executive Officer and each of the next three highest compensated officers serving at the end of the taxable year other than our Chief Financial Officer, and compensation that qualified as “performance-based” under Section 162(m) was exempt from this $1 million deduction limitation. As part of the Tax Cuts and Jobs Act of 2017, the ability to rely on this exemption was, with certain limited exceptions, eliminated; in addition, the definition of covered employees was expanded to generally include all named executive officers.

The Compensation Committee may consider the anticipated tax treatment to us and our executive officers when reviewing executive compensation and our compensation programs. The deductibility of some types of compensation payments can depend upon the timing of an executive’s vesting or exercise of previously granted rights or termination of employment. Interpretations of and changes in applicable tax laws and regulations, as well as other factors beyond the Compensation Committee’s control, also can affect the deductibility of compensation.

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Compensation Tables

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation earned by our named executive officers as a result of company operations for the fiscal years ended December 31, 2018, December 31, 2017 and December 31, 2016:

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Norman Schwartz	2018	942,468	4,239,950	1,711,111	490,200	255,685	7,639,414
President, Chief Executive Officer and Chairman	2017	922,022	2,807,740	1,012,928	637,818	24,168	5,404,676
	2016	914,320	2,389,800	829,917	720,273	22,013	4,876,323
Christine A. Tsingos(4)	2018	438,150	978,450	267,746	124,347	19,234	1,827,927
Executive Vice President and Chief Financial Officer	2017	438,150	647,940	151,691	151,547	17,674	1,407,002
	2016	438,150	398,300	89,799	155,240	16,779	1,098,268
John Hertia	2018	495,657	978,450	267,746	141,900	21,758	1,905,511
Executive Vice President, President, Clinical Diagnostics Group	2017	483,872	647,940	151,691	184,098	21,468	1,489,069
	2016	479,556	477,960	107,759	188,467	20,188	1,273,930
Annette Tumolo(5)	2018	462,811	978,450	267,746	133,386	19,294	1,861,687
Executive Vice President, President, Life Science Group

Michael Crowley	2018	427,724	978,450	267,746	122,658	17,924	1,814,502
Executive Vice President, Global Commercial Operations	2017	415,575	647,940	151,691	158,113	19,242	1,392,561
	2016	388,074	477,960	107,759	153,053	40,274	1,167,120

(1)

The amounts reported under “Stock Awards” and “Option Awards” in the above table reflect the grant date fair value of these awards as determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation. We based the fair value of stock awards on the market price of the shares awarded on the grant date. We calculated the value of stock option awards using the Black-Scholes option-pricing model. The valuation assumptions used in the valuation of option awards may be found in Note 9 to the Company’s audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 and filed with the Securities and Exchange Commission. Please see the “Grants of Plan-Based Awards Table” for more information regarding equity awards granted during fiscal year 2018.

(2)

“Non-Equity Incentive Plan Compensation” is composed entirely of cash bonuses awarded under the IBP with respect to performance during the 2016, 2017 and 2018 fiscal years, respectively. Further information about the IBP can be found in the text in the section titled “Our Process for Setting Executive Compensation – Incentive Bonus Plan (Cash Based Incentive Program).” Amounts earned in 2016 were paid during fiscal year 2017, amounts earned in 2017 were paid during fiscal year 2018 and amounts earned in 2018 were paid in fiscal year 2019.

(3)

“All Other Compensation” represents: contributions to each of our named executive officers of $13,750 in 2018 to our tax qualified profit sharing plan; and term life insurance costs paid on behalf of certain named executive officers. In addition, for Mr. Schwartz, “All Other Compensation” includes payment on his behalf in 2018 of a Hart-Scott-Rodino Filing Fee of $125,000 and a tax gross-up of $106,267 with respect to the Hart-Scott-Rodino Filing Fee which the Company paid on his behalf since Mr. Schwartz was required to file an HSR Notification and Report Form as a result of the value of the Bio-Rad stock he owns and this obligation arose as a result of the price appreciation in Bio-Rad stock he accumulated over a long period of time during which he made substantial contribution toward such appreciation.

(4)

Ms. Tsingos will retire from her position as Executive Vice President and Chief Financial Officer effective April 5, 2019 but will continue to be employed by the Company until May 10, 2019 to assist with the transition of matters to the Company’s new Executive Vice President and Chief Financial Officer.

(5)

Ms. Tumolo became a named executive officer for the first time for the fiscal year ended December 31, 2018.

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GRANTS OF PLAN-BASED AWARDS TABLE

The following table provides information about equity and non-equity awards granted to named executive officers in 2018 (the named executive officers participate in both a cash based incentive program and an equity program):

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
		Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)
Norman Schwartz	—	475,000	950,000	1,900,000
	9/4/2018				13,000			4,239,950
	9/4/2018					13,000	326.15	1,711,111
Christine A. Tsingos	—	120,491	240,983	481,965
	9/4/2018				3,000			978,450
	9/4/2018					3,000	326.15	267,746
John Hertia	—	137,500	275,000	550,000
	9/4/2018				3,000			978,450
	9/4/2018					3,000	326.15	267,746
Annette Tumolo	—	129,250	258,500	517,000
	9/4/2018				3,000			978,450
	9/4/2018					3,000	326.15	267,746
Michael Crowley	—	118,855	237,710	475,420
	9/4/2018				3,000			978,450
	9/4/2018					3,000	326.15	267,746

(1)

These amounts represent threshold, target and maximum amounts that could have been earned for fiscal year 2018 pursuant to the IBP. Actual amounts earned for fiscal year 2018 are included in the “Summary Compensation Table” above. A detailed description of our Cash Based Incentive Program is discussed above in the section titled “Our Process for Setting Executive Compensation – Incentive Bonus Plan (Cash Based Incentive Program).”

(2)

Represents restricted stock unit grants made under our 2017 Incentive Award Plan. Restricted stock units granted vest over a five-year period at a rate of 20% per year on each anniversary of the grant date, subject to continued service. A detailed description of our process for granting equity awards is discussed in the section titled “Our Process for Setting Executive Compensation – Equity Compensation.”

(3)

Represents the grant of non-qualified stock options made under our 2017 Incentive Award Plan. Option awards have a ten-year term and vest over five years at a rate of 20% per year on each anniversary of the grant date, subject to continued service. A detailed description of our process for granting equity awards is discussed in the section titled “Our Process for Setting Executive Compensation – Equity Compensation.”

(4)

The exercise price of Class A option awards is the closing price of the Company’s Class A Common Stock on the grant date.

(5)

The amounts set forth in the “Grant Date Fair Value of Stock and Option Awards” column are the full grant date fair values of the awards determined in accordance with FASB ASC Topic 718 Compensation – Stock Compensation. The valuation assumptions used in determining these amounts are described in Note 9 to the Company’s audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information on the holdings of equity awards by the named executive officers as of December 31, 2018:

Name	Grant Date	Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)(2)	Option Expiration Date(3)	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested (#)(5)
Norman Schwartz	6/10/2009	37,000	—	75.38	6/10/2019	—	—
	9/8/2010	37,000	—	84.57	9/8/2020	—	—
	11/4/2011	37,000	—	100.06	11/4/2021	—	—
	9/12/2012	39,250	—	107.32	9/12/2022	—	—
	9/11/2013	39,000	—	117.50	9/11/2023	—	—
	9/10/2014	28,000	7,000	119.80	9/10/2024	2,000	460,000
	9/11/2015	9,600	6,400	139.56	9/11/2025	6,400	1,472,000
	9/7/2016	6,000	9,000	159.32	9/7/2026	9,000	2,070,000
	9/5/2017	2,600	10,400	215.98	9/5/2027	10,400	2,415,088
	9/4/2018	—	13,000	326.15	9/4/2028	13,000	3,018,860
Christine A. Tsingos	9/11/2013	640	—	117.00	9/11/2023	—	—
	9/10/2014	400	400	119.54	9/10/2024	400	92,888
	9/11/2015	500	1,000	139.56	9/11/2025	1,000	232,220
	9/7/2016	1,000	1,500	159.32	9/7/2026	1,500	348,330
	9/5/2017	600	2,400	215.98	9/5/2027	2,400	557,328
	9/4/2018	—	3,000	326.15	9/4/2028	3,000	696,660
John Hertia	9/10/2014	2,400	600	119.54	9/10/2024	600	139,332
	9/11/2015	1,800	1,200	139.56	9/11/2025	1,200	278,664
	9/7/2016	1,200	1,800	159.32	9/7/2026	1,800	417,996
	9/5/2017	600	2,400	215.98	9/5/2027	2,400	557,328
	9/4/2018	—	3,000	326.15	9/4/2028	3,000	696,660
Annette Tumolo	9/10/2014	—	—	—	—	400	92,888
	9/11/2015	—	—	—	—	1,200	278,664
	9/7/2016	—	1,800	159.32	9/7/2026	1,800	417,996
	9/5/2017	600	2,400	215.98	9/5/2027	2,400	557,328
	9/4/2018	—	3,000	326.15	9/4/2028	3,000	696,660
Michael Crowley	9/10/2014	—	—	—	—	389	90,334
	9/11/2015	1,800	1,200	139.56	9/11/2025	1,200	278,664
	9/7/2016	1,200	1,800	159.32	9/7/2026	1,800	417,996
	9/5/2017	600	2,400	215.98	9/5/2027	2,400	557,328
	9/4/2018	—	3,000	326.15	9/4/2028	3,000	696,660
A detailed description of our process for granting equity awards is discussed in the section titled “Our Process for Setting Executive Compensation — Equity Compensation.”
(1)

Options granted vest over five years at 20% per year on each anniversary date of the grant, subject to continued service.

(2)

The exercise price of Class A and Class B option awards is the closing price of the Company’s Common Stock on the grant date.

(3)

Options granted have a ten-year term.

(4)

Restricted stock units vest over a five-year period at a rate of 20% per year on each anniversary of the grant date, subject to continued service.

(5)

Market Value is calculated based on the closing price of the Company’s Common Stock on December 31, 2018, which was $232.22 for Class A shares and $230.00 for Class B shares.

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OPTION EXERCISES AND STOCK VESTED TABLE

The following table provides information on the actual value realized upon exercise of stock options and vesting of restricted stock by the named executive officers in 2018:

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Norman Schwartz	37,500	7,368,750	13,400	4,166,066
Christine A. Tsingos	—	—	2,160	672,894
John Hertia	—	—	3,100	963,225
Annette Tumolo	1,200	114,816	2,600	809,114
Michael Crowley	—	—	2,565	798,325

(1)

Represents the dollar value realized based on the difference between the closing price of the Company’s applicable class of Common Stock on the date of exercise (or sales price if sold on the date of exercise) and the exercise price of the option.

(2)

Represents the dollar value based on the closing price of the Company’s applicable class of Common Stock on the vesting date.

PENSION BENEFITS

Our named executive officers received no benefits in fiscal 2018 under defined benefit pension plans.

NONQUALIFIED DEFERRED COMPENSATION PLANS

We do not maintain any nonqualified deferred compensation plans.

POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL

Aside from provisions in our 2007 Incentive Award Plan, our 2017 Incentive Award Plan and our discretionary severance benefits, which are discussed in the next paragraph, we do not provide any additional payments to named executive officers upon their resignation, termination, retirement or upon a change of control. Our named executive officers do not currently have employment agreements with the Company.

Our 2007 Incentive Award Plan and our 2017 Incentive Award Plan provide that in the event of a “change in control,” all equity awards will become fully exercisable and all forfeiture restrictions on such awards will lapse immediately prior to such change in control, unless otherwise specified in any applicable award agreement. The award agreements with respect to our outstanding restricted stock unit awards granted prior to 2016 provide that no such acceleration shall apply when the successor corporation assumes the equity awards or substitutes equivalent rights for such awards.

Our severance benefits are discretionary, and may be provided when we terminate an individual’s employment in the normal course of business and the termination is not “for cause.” Pursuant to our discretionary internal guidelines, our named executive officers could be eligible to receive the estimated severance pay indicated below.

The following table sets forth values that could have been realized by our named executive officers as of December 31, 2018 upon a change in control of our Company (in the case of accelerated equity), or upon termination of employment of the named executive officers (in the case of estimated severance pay):

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Name	Potential Benefits Upon a Change in Control		Potential Post-Termination Benefits
	Intrinsic Value of Accelerated Stock Options ($)(1)	Intrinsic Value of Accelerated Restricted Stock Units ($)(2)	Estimated Severance Pay ($)
Norman Schwartz (Class A Common Stock)	168,896	5,433,948	950,000
Norman Schwartz (Class B Common Stock)	1,986,336	4,002,000	(see line above)
Christine A. Tsingos (3)	286,058	1,927,426	271,154
John Hertia	348,996	2,089,980	500,000
Annette Tumolo	170,196	2,043,536	470,000
Michael Crowley	281,388	2,040,982	333,463

(1)

Intrinsic value is based on the difference between the closing price of the Company’s applicable class of Common Stock on December 31, 2018 and the exercise price of the option.

(2)

Intrinsic value is based on the closing price of the Company’s applicable class of Common Stock on December 31, 2018.

(3)

Ms. Tsingos will retire from her position as Executive Vice President and Chief Financial Officer effective April 5, 2019 but will continue to be employed by the Company until May 10, 2019 to assist with the transition of matters to the Company’s new Executive Vice President and Chief Financial Officer. Ms. Tsingos is not entitled to any separation benefits in connection with her retirement.

PAY RATIO DISCLOSURE

Pursuant to Item 402(u) of Regulation S-K, we are providing the following reasonable estimate of the ratio of the median annual total compensation of all of our employees and the annual total compensation of our CEO, Norman Schwartz.

For 2018:

Median Employee Total Compensation	$66,072
CEO’s Total Compensation	$7,639,414
Ratio of CEO to Median Employee Total Compensation	116:1

The ratio is a reasonable estimate calculated in a manner consistent with SEC requirements. Since SEC rules for identifying the median employee and determining the CEO pay ratio permit companies to employ a wide range of methodologies, estimates and assumptions, the pay ratio reported by other companies may not be comparable to our pay ratio.

As allowed by Item 402(u) of Regulation S-K, we are using the same median employee for our 2018 pay ratio disclosure as we used for our 2017 pay ratio disclosure because there has been no change in our employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure. To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee, the methodology that we used was as follows:

•

We chose October 1, 2017 as the date for establishing the employee population used in identifying the median employee. Our employee population included all U.S. and non-U.S full-time, part-time, temporary and seasonal employees, excluding our CEO.

•

We identified a median employee using a consistently applied compensation measure of base salary and base wages, as compiled from our payroll records. We used January 1, 2017- September 30, 2017 as the measuring period. Compensation paid in foreign currency was converted to U.S. dollars based on exchange rates in effect on December 31, 2017. We adjusted base salaries and wages to a nine-month equivalent for any newly hired, full-time employees who were hired between January 1, 2017 and September 30, 2017. No cost-of-living adjustments were made.

•

The annual total compensation of the median employee and the annual total compensation of the CEO were calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

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Stockholder Proposals

If you want us to consider including a proposal in next year’s proxy statement, you must deliver it in writing to Attention: Corporate Secretary, Bio-Rad Laboratories, Inc. at 1000 Alfred Nobel Drive, Hercules, California 94547, no later than December 6, 2019.

Our Amended and Restated Bylaws require a stockholder to give advance notice of any proposal to conduct business, or to present a nomination of one or more candidates for election to the Board, that the stockholder wishes to bring before a meeting of our stockholders. In general, for business proposals or nominations to be brought before an annual meeting by a stockholder, written notice of the stockholder proposal or nomination, which complies with the requirements set forth in the Amended and Restated Bylaws, must be received by our Secretary at the address above during the period beginning 120 days and ending 90 days before the anniversary of the last annual meeting (no earlier than December 31, 2019 and no later than January 30, 2020. However, if the date of the upcoming annual meeting is more than 30 days before or more than 60 days after the anniversary of the last annual meeting, notice must be received by the Secretary during the period beginning 120 days before the upcoming annual meeting and ending on the later of (i) 90 days before the upcoming annual meeting and (ii) 10 days after the earlier of the day on which notice of the date of the meeting was mailed and the day on which public disclosure of the date of the meeting was made.

Other Matters

As of the date of this proxy statement, our Board of Directors does not know of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting, the shares represented by proxies will be voted in accordance with the judgment of the persons named in such proxies.

Annual Report

Our Annual Report for the year ended December 31, 2018, including financial statements, is being mailed concurrently with this proxy statement, to all of our stockholders as of the record date for the Annual Meeting.

This proxy statement incorporates by reference the information set forth in our Annual Report on Form 10-K for the year ended December 31, 2018 under the following headings: Item 6. Selected Financial Data; Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Item 7A. Quantitative and Qualitative Disclosures about Market Risk; Item 8. Financial Statements and Supplementary Data; Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure; and Item 9A. Controls and Procedures.

Stockholders of record on February 28, 2019 may obtain copies without charge of our Annual Report on Form 10-K (excluding exhibits) filed with the Securities and Exchange Commission by writing to Attention: Corporate Secretary, Bio-Rad Laboratories, Inc., 1000 Alfred Nobel Drive, Hercules, California 94547.

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Bio-Rad Laboratories, Inc.

1000 Alfred Nobel Drive
Hercules, California 94547

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BIO-RAD VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card — Class A Common Stock

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Election of Directors and Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Nominees:

Nominee	For	Against	Abstain
01 - Arnold A. Pinkston	☐	☐	☐
02 - Melinda Litherland	☐	☐	☐

Proposal	For	Against	Abstain
2. PROPOSAL to ratify the selection of KPMG LLP to serve as the Company's independent auditors.	☐	☐	☐

3. To transact such other business as may come before the annual meeting or any postponements or adjournments thereof.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as your name appears hereon or on the stock certificate. Executors, administrators or trustees should indicate their capacities. If stock is held in joint names, both registered holders should sign. No witness or notarization is necessary. Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is hereby confirmed.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

2 1 A M 4 1 4 5 3 5

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

031108

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — BIO-RAD LABORATORIES, INC.

+

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS

April 29, 2019

The undersigned does hereby appoint **TIMOTHY S. ERNST** and **CATHERINE D. ELDER** and each of them, attorneys-in-fact and agents with full powers of substitution, for and in the name, place and stead of the undersigned, to vote as proxies or proxy all the shares of Class A Common Stock of Bio-Rad Laboratories, Inc. (the "Company") of record in the name of the undersigned at the close of business on February 28, 2019, on all matters which may come before the Annual Meeting of Stockholders, to be held at the Company's corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547, on Monday, April 29, 2019 at 4:00 p.m., Pacific Daylight Time, and at any adjournments or postponements thereof.

This proxy will be voted as specified on the reverse side. If no voting instructions are indicated with respect to one or more of the proposals, the proxy will be voted FOR all nominees in Proposal 1 and FOR Proposal 2. This proxy confers authority for each of the persons indicated above to vote in her discretion on other matters which may properly come before the meeting. The Board of Directors recommends a vote FOR all nominees in Proposal 1 and FOR Proposal 2.

YOUR VOTE IS IMPORTANT!

PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side.)

C **Non-Voting Items**

Change of Address — Please print new address below.

+

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BIO-RAD VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card — Class B Common Stock

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Election of Directors and Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Nominees:

Nominee	For	Against	Abstain
01 - Jeffrey L.Edwards	☐	☐	☐
02 - Gregory K. Hickley	☐	☐	☐
03 - Alice N. Schwartz	☐	☐	☐
04 - Norman Schwartz	☐	☐	☐

2. PROPOSAL to ratify the selection of KPMG LLP to serve as the Company's independent auditors. For ☐ Against ☐ Abstain ☐

3. To transact such other business as may come before the annual meeting or any postponements or adjournments thereof.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as your name appears hereon or on the stock certificate. Executors, administrators or trustees should indicate their capacities. If stock is held in joint names, both registered holders should sign. No witness or notarization is necessary. Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is hereby confirmed.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

4 1 A M 4 1 4 5 3 5

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

0311PB

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — BIO-RAD LABORATORIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS

April 29, 2019

The undersigned does hereby appoint **TIMOTHY S. ERNST** and **CATHERINE D. ELDER** and each of them, attorneys-in-fact and agents with full powers of substitution, for and in the name, place and stead of the undersigned, to vote as proxies or proxy all the shares of Class B Common Stock of Bio-Rad Laboratories, Inc. (the "Company") of record in the name of the undersigned at the close of business on February 28, 2019, on all matters which may come before the Annual Meeting of Stockholders, to be held at the Company's corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547, on Monday, April 29, 2019 at 4:00 p.m., Pacific Daylight Time, and at any adjournments or postponements thereof.

This proxy will be voted as specified on the reverse side. If no voting instructions are indicated with respect to one or more of the proposals, the proxy will be voted FOR all nominees in Proposal 1 and FOR Proposal 2. This proxy confers authority for each of the persons indicated above to vote in her discretion on other matters which may properly come before the meeting. The Board of Directors recommends a vote FOR all nominees in Proposal 1 and FOR Proposal 2.

YOUR VOTE IS IMPORTANT!

PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side.)

C **Non-Voting Items**

Change of Address — Please print new address below.